Exhibit 10.3


                      CODE OF BUSINESS AND ETHICAL CONDUCT


I.       OVERVIEW

     This Code of Business and Ethical Conduct (the "Code") of Emerging Gamma Corporation (referred to herein as "Gamma" or the "Company") sets forth the guiding principles by which we operate the Company and conduct our daily business with our stockholders, customers, and with each other. These principles apply to all of the members of the Company's Board of Directors, as well as its officers and employees.

     This Code complies with requirements for a "code of ethics" under Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, as well as the rules of the Nasdaq National Market and the New York Stock Exchange.

     Please sign the acknowledgement form at the end of the Code and return the form to the Human Resources Department indicating that you have received, read, understand and agree to comply with the Code. The signed acknowledgement form will be located in your personnel file.


II.      PRINCIPLES

     A.   Compliance and Reporting

     Employees and members of the Board should strive to identify and raise potential issues before they lead to problems, and should ask about the application of this Code whenever in doubt. Any employee or member of the Board who becomes aware of any existing or potential violation of this Code should promptly notify the Company's President, with a copy to Locke Liddell & Sapp LLP, attention Curt Ashmos, outside counsel to Gamma. Their contact information is as follows:


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President                                         Locke Liddell & Sapp LLP
Emerging Gamma Corporation                        Mr. Curt Ashmos
111 Congress Ave, 4th Floor                       100 Congress Ave, Suite 300
Austin, TX 78701                                  Austin, TX 78701
Tel: (512)-391-4970                               Tel: (512)-305-4716
Fax: (512-391-6970                                Fax: (512)391-4716
Email: allen@campbellfamilyoffice.com             Email:cashmos@lockeliddell.com
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     The Company will take such  disciplinary  or preventive  action as it deems appropriate to address any existing or potential violation of this Code brought to its attention.

     Any questions relating to how these policies should be interpreted or applied should be addressed to the Company's President, with a copy to our outside counsel.

     B.   Personal Conflicts of Interest

     A "personal conflict of interest" occurs when an individual's private interest improperly interferes with the interests of the Company. Personal conflicts of interest are prohibited as a matter of policy, unless they have been approved by the Company. In particular, an employee or member of the Board must never use or attempt to use his or her position at the Company to obtain any improper personal benefit for himself or herself, for his or her family members, or for any other person, including loans or guarantees of obligations, from any person or entity.

     Service to the Company should never be subordinated to personal gain and advantage. Conflicts of interest should, to the extent possible, be avoided.

     Any employee or member of the Board who is aware of a material transaction or relationship that could reasonably be expected to give rise to a conflict of interest should discuss the matter promptly with the Company's President, with a copy to our outside counsel.

     C.   Corporate Opportunities

     Employees and members of the Board owe a duty to the Company to advance its legitimate business interests when the opportunity to do so arises. Employees and members of the Board are prohibited from taking for themselves (or directing to a third party) a business opportunity that is discovered through the use of corporate property, information or position, unless the Company already has been offered the opportunity and turned it down. More generally, employees and members of the Board are prohibited from using corporate property, information or position for personal gain or competing with the Company.

     Sometimes the line between personal and Company benefits is difficult to draw. The only prudent course of conduct for our employees and members of the Board is to make sure that any use of the Company's property or services, or the acceptance of any opportunity, that is not solely for the benefit of the Company, is approved beforehand through the Company's President, with a copy to our outside counsel.

     D.   Confidentiality

     In carrying out the Company's business, employees and members of the Board often learn confidential or proprietary information about the Company, its clients/customers, prospective clients/customers or other third parties. Employees and members of the Board must maintain the confidentiality of all information so entrusted to them, except when disclosure is authorized or legally mandated. Confidential or proprietary information includes, among other things, any non-public information concerning the Company, including its businesses, financial performance, results or prospects, product specifications or trade secrets and any non-public information provided by a third party with the expectation that the information will be kept confidential and used solely for the business purpose for which it was conveyed.

     E.   Public Disclosure

     It is the Company's policy that the information in its public communications, including Securities and Exchange Commission filings, be full, fair, accurate, timely and understandable. All employees and members of the Board who are involved in the Company's disclosure process are responsible for acting in furtherance of this policy. In particular, these individuals are required to maintain familiarity with the disclosure requirements applicable to the Company and are prohibited from knowingly misrepresenting, omitting, or causing others to misrepresent or omit, material facts about the Company to others, whether within or outside the Company, including the Company's independent auditors. In addition, any employee or member of the Board who has a supervisory role in the Company's disclosure process has an obligation to discharge his or her responsibilities diligently. Please note that management and outside counsel will determine the types of information that must be disclosed and the timing of such disclosures.

     F.   Compliance with Laws, Rules and Regulations

     It is the Company's policy to comply with all applicable laws, rules and regulations. It is the personal responsibility of each employee and member of the Board to adhere to the standards and restrictions imposed by those laws, rules and regulations.

     G.   Insider Trading

     Employees who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of our business. All non-public information about the Company should be considered confidential information. To use non-public information for personal financial benefit or to "tip" others who might make an investment decision on the basis of this information is not only unethical but also illegal. To avoid even the appearance of impropriety, all employees and members of the Board are required to clear all trades in the Company's stock through the Company's President, with a copy to our outside counsel. If you have any questions, please refer to the Company's Policy on Insider Trading and Confidentiality, a copy of which is available from Human Resources, and then ask the Company's President or outside counsel.

     H.   Fair Dealing

     We do not seek competitive advantages through illegal or unethical business practices. Each employee and members of the Board should endeavor to deal fairly with the Company's clients, service providers, suppliers, competitors and employees. No employee or member of the Board should take unfair advantage of anyone through manipulation, concealment, abuse of privileged or proprietary information, misrepresentation of material facts, or any unfair dealing practice.

     The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. Gifts or entertainment should not ever be offered, given, provided or accepted by any Company employee, family member of an employee or agent unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe or payoff and (5) does not violate any laws or regulations. Please seek advice from the Company's President or outside counsel regarding any gifts or proposed gifts which you are not certain are appropriate.

     I.   Payments to Government Personnel; Political Contributions

     The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country.

     In addition, the U.S. government has a number of laws and regulations restricting the giving of business gratuities to U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules.

     The Company does not contribute, directly or indirectly, to any political campaign or party. Employees may not use Company expense accounts to pay for any personal political contributions or seek any other form of Company reimbursement. In addition, employees should not use Company facilities or Company assets for the benefit of any party or candidate, including an employee individually running for office.

     J.   Equal Employment Opportunity and Harassment

     Our focus in personnel decisions is on merit and contribution to the Company's success. Concern for the personal dignity and individual worth of every person is an indispensable element in the standard of conduct that we have set for ourselves. The Company affords equal employment opportunity to all qualified persons without regard to any impermissible criterion or circumstance. This means equal opportunity in regard to each individual's terms and conditions of employment and in regard to any other matter that affects in any way the working environment of the employee. We do not tolerate or condone any type of discrimination prohibited by law, including harassment.

     K.   Protection and Proper Use of the Company's Assets

     All employees should endeavor to protect the Company's assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company's profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. Company equipment should not be used for non-Company business, though incidental personal use may be permitted.

     The obligation of employees to protect the Company's assets includes its proprietary information. Proprietary information includes intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, marketing and service plans, engineering and manufacturing ideas, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate Company policy. It could also be illegal and result in civil or even criminal penalties. Please see the Company's policies on information technology usage and confidentiality in the Gamma Employee Handbook for further guidance.

     L.   Health and Safety

     The Company strives to provide each employee with a safe and healthy work environment. Each employee has a responsibility for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.

     The Company will not tolerate violence and threatening behavior. Employees should report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol. The Company will not tolerate the use of illegal drugs in the workplace or on the Company's property. Please see the Gamma Employee Handbook for further guidance.

     M.   Record-Keeping

     The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. For example, only the true and actual number of hours worked should be reported.

     Business expense accounts used by employees must be documented and recorded accurately. If you are not sure whether a certain expense is legitimate, please refer to the rules and guidelines in the Company's travel and entertainment policy in the Employee Handbook. All of the Company's books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company's transactions and must conform both to applicable legal requirements and to the Company's system of internal controls. Unrecorded or "off the books" funds or assets should not be maintained unless permitted by applicable law or regulation and approved in writing by the Chief Financial Officer.

     Business records and communications often become public, and we should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies that could be misunderstood. This applies equally to e-mail, internal memos, and formal reports. Records should always be retained or destroyed according to the Company's record retention policies. In accordance with those policies, in the event of litigation or governmental investigation, threatened or known, please consult with the Company's President or outside counsel.

III.     REPORTING ILLEGAL OR UNETHICAL BEHAVIOR

     A.   Reporting Illegal or Unethical Behavior

     Employees, officers and members of the Board who suspect or know of violations of this Code or illegal or unethical business or workplace conduct by employees, officers or members of the Board have an obligation to contact their supervisor or superiors, the Company's President or outside counsel. If the individuals to whom such information is conveyed are not responsive, or if there is reason to believe that reporting to such individuals is inappropriate in particular cases, then the employee, officer or member of the Board may contact the Company's President or outside counsel. Such communications will be kept confidential to the extent feasible. If the employee is still not satisfied with the response, the employee may contact the Audit Committee of the Board of Directors of the Company (the "Audit Committee") pursuant to the Company's Procedures for Complaints. If concerns or complaints require confidentiality, then this confidentiality will be protected to the extent feasible, subject to applicable law.

     B.   Accounting Complaints

     Our policy is to comply with all applicable financial reporting and accounting regulations. If any member of the Board, officer or employee of the Company has unresolved concerns or complaints regarding questionable accounting or auditing matters of the Company, then he or she is encouraged to submit those concerns or complaints (anonymously, confidentially or otherwise) to the Audit Committee pursuant to the Company's Procedures for Complaints. Subject to its legal duties, the Audit Committee and the Board of Directors will treat such submissions confidentially. Such submissions may be directed to the attention of the Company's President, with a copy to our outside counsel. The President or outside counsel will forward all complaints to the Audit Committee.

     C.   Non-Retaliation

     Employees are encouraged to talk to supervisors, managers or other appropriate personnel about observed illegal or unethical behavior and when in doubt about the best course of action in a particular situation. The Company will not retaliate in any manner against an employee who reports in good faith violations or suspected violations of this Code or other known or suspected illegal or unethical conduct. Employees are expected to cooperate in internal investigations of misconduct.

IV.      PROVISIONS  APPLICABLE TO CHIEF EXECUTIVE OFFICER,  PRINCIPAL FINANCIAL
         OFFICER,   PRINCIPAL  ACCOUNTING  OFFICER  OR  CONTROLLER,  OR  PERSONS
         PERFORMING SIMILAR FUNCTIONS ("SENIOR OFFICERS")

     All Senior Officers of the Company will:

     A. Act with honesty and integrity, handle actual or apparent conflicts of interest in personal and professional relationships in accordance with the Code.

     B. Produce full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company.

     C. Comply with applicable rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

     D. Promptly report known or suspected violations of the Code in accordance with the Code.

     E. Be accountable for adhering to the Code.

V.       AMENDMENT, MODIFICATION AND WAIVER

     The Code may be amended or modified only by the Board of Directors of Gamma. Waivers of the Code applicable to members of the Board or executive officers may only be granted on the recommendation of the Board of Directors or a committee of the Board with specific delegated authority. Waivers applicable to members of the Board or officers of the Company will be disclosed to stockholders as required by the Securities Exchange Act of 1934 and the rules thereunder and the applicable rules of the Nasdaq National Market, or New York Stock Exchange, as then applicable. Waivers with respect to any other employee, agent or contractor must be approved in writing by the Company's President or outside counsel.

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ACKNOWLEDGEMENT OF RECEIPT OF CODE OF BUSINESS AND ETHICAL CONDUCT


     I have received and read the Company's Code of Business and Ethical Conduct. I understand the standards and policies contained in the Code and understand that there may be additional policies or laws specific to my job. I further agree to comply with the Code.

     If I have questions concerning the meaning or application of the Code, any Company policies, or the legal and regulatory requirements application to my job, I know I can consult my manager, the Human Resources Department, the Company's President or the Company's outsider counsel knowing that my questions or reports to these sources will be maintained in confidence.


Signed: ______________________________

Print Name: __________________________

Date: ________________________________